ALLEN ORGAN COMPANY
               EXECUTIVE BONUS PROGRAM AGREEMENT

          AGREEMENT, made and entered into this 1st day of August, 1999, by and between ALLEN ORGAN COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania, and having its principal place of business at 150 Locust Street, Macungie, Pennsylvania 18062 (hereinafter referred to as "Employer") and Dwight A. Beacham, currently residing 49 North Sycamore Street, Macungie, PA 18062 (hereinafter referred to as "Executive").

                        WITNESSETH THAT:

          WHEREAS, the Employer employs the Executive in the position of Vice President of Product Development; and

          WHEREAS, the Executive has provided valuable services to the Employer; and

          WHEREAS, the President or his designee of the Employer believe it is in the Employer's best interest to retain the Executive's services; and

          WHEREAS, the Executive wishes to enter into an agreement that will provide additional compensation in the future subject to the Executive fulfilling the terms and conditions of this agreement.

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, receipt of which both parties hereby acknowledge, the Employer and the Executive mutually agree as follows:

                           ARTICLE 1.

          Contributions/Deferred Compensation Account

          1.01. Beginning on August 1, 1999 and continuing thereafter prior to April of each year ("Contribution Date"), the Employer may credit a discretionary sum based on the decision of the President or his designee of the Employer ("Deferred Amount") to a deferred compensation account ("Account") established for the Executive.

          If the Executive shall remain in the employment of the Employer until the "Retirement Date" hereinafter defined in
Article 2.01, then in such event, he shall be entitled to receive those retirement benefits from the Employer based upon the Employer's contributions accumulated at an assumed pre-retirement interest rate, equal to the annual prime rate of interest as stated in the Wall Street Journal on December 31 of each calendar year, not to exceed 9% in any year.

          Unless otherwise elected by the Employer, no amount will be credited to the Account on or after any Contribution Date if the Executive was not employed on a full time basis during the entire period between Contribution Dates.

          If there is an extraordinary gain on the sale of an asset of the Employer, defined as a gain in excess of $500,000 per transaction, the Employer may contribute a discretionary amount to your account, determined based upon, among other things, your years of service with the Employer, your involvement with the asset sold, and any other contributing factor that the President or his designee of the Employer deem appropriate.

          1.02. Deferred amounts will be invested in such assets, including money markets, mutual funds, or single and/or joint life insurance policies, as the Employer may select from time to time. All such assets ("Account Assets") will be identified and allocated to the Account for the sole purpose of measuring the Account's value, and will remain part of the Employer's general assets and subject to the claims of the Employer's creditors. Account Assets shall be valued at their fair market value without regard to any liens, security interests or loans, except for loans used to pay benefits. Any life insurance policy will be valued at its cash surrender value until a death benefit is payable, at which point the value of the Account will be based on the death benefit received by the Employer rather than the policy's cash surrender value. In construing the preceding sentence, if a life insurance policy is subject to a split-dollar agreement, the death benefit received by the Employer shall equal the amount paid to the Employer under the split-dollar agreement.

          1.03. It is understood and agreed that the Employer will have all right, title and interest in all assets used to measure the value of the Account, and that neither the Executive nor his or her heirs, beneficiaries or creditors shall have any right, title or interest in any of the Employer's assets as a result of this Agreement, whether or not the asset is used to measure the value of the Account. The Employer is free to select the source of the payment of any benefits under this Agreement, without any obligation to use any particular asset or assets. At no time will the creditor status of the Executive, or of any person or entity claiming benefits under this Agreement, be greater than that of an unsecured general creditor of the Employer. This Agreement constitutes an unsecured promise by the Employer to pay benefits. It is the intention of the parties that, in form, substance and operation, this Agreement will constitute an "unfunded" deferred compensation program under the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

                           ARTICLE 2.

                       Retirement Benefit

          2.01. A retirement benefit will be paid upon the Executive's retirement on or after attaining age sixty-two (62).

          2.02. The Account will be paid in installments over a period of 10 years. The first installment will be made thirty
(30) days following the date of the Executive's retirement. Interest will accrue on unpaid installments equal to the annual prime rate of interest minus three percentage (3%) points on December 31st of each calendar year, not to exceed six percent (6%) in any year.

          2.03. No later than 90 days prior to retiring, the Executive may elect to have the Account paid in one of the following installment options: annual payments, quarterly payments, or monthly payments. In default of the Executive's election, the Employer will elect the form of payment.

          2.04. The amount of each installment will be calculated as follows. For the first year of retirement, the value of the Account on the date of retirement shall be divided by the number of remaining years of payment to determine the annual benefit ("Annual Benefit") for that year. On each respective yearly anniversary date of the Executive's retirement, the divisor shall be reduced by one to arrive at a particular year's Annual Benefit. The value of the Account shall be divided by the divisor so obtained in order to determine the annual Benefit for that year. As a result of this annual reduction in the divisor, the divisor for the last Annual Benefit will be one. To arrive at the amount of each installment, each year's Annual Benefit shall be divided by the number of installments for that year. Notwithstanding, the final installment payment shall equal the remaining balance of the Account.

          2.05. If the Executive dies before the Account has been paid in full, any remaining installments may either be paid in a lump sum at the option of the Employer or continue to be paid for the remainder of the installment period, to the Executive's designated beneficiary; if there is no designated beneficiary, to the Executive's estate.

                           ARTICLE 3.

                  Pre-retirement Death Benefit

          3.01. A pre-retirement death benefit will be paid if the Executive dies prior to retirement as defined in Article 2, provided the Executive is employed by the Employer at the time of death.

          3.02. The Account will be paid in a single payment or a series of payments as determined by the Employer. If the value of the Account is measured by a policy or policies insuring the Executive's life, and a death benefit is payable as a result of the Executive's death, the single payment will be made thirty
(30) days following the Employer's receipt of its share of life insurance death benefits. Otherwise, the payment(s) will begin within thirty (30) days after the Executive's death. Notwithstanding the foregoing provisions of this Section, the Employer will retain any benefit payable to the Executive's estate until the appointment of an executor or administrator.

          3.03. The provisions of Section 2.04 shall apply to the calculation of each installment, except that the value of the Account shall be calculated on the date of the Executive's death with adjustments as provided in Section 1.02 for life insurance death benefits.

          3.04. Payments made under this Article 3 shall be made to the Executive's designated beneficiary or, if there is no designated beneficiary, to the Executive's estate.

                           ARTICLE 4.

                    Termination of Employment

          4.01. If the Executive's employment terminates, other than as a result of death, prior to retirement as provided in
Article 2, the Executive's vested benefits (determined at the date of termination of employment) will be paid upon the Executive's attainment of age 62 in accordance with Article 2. If the Executive's employment terminates as a result of death, benefits will be paid under Article 3 and not this Article.

          4.02. Initial vesting is based on years of service as an Executive with the Employer. Thereafter, a five-year vesting schedule applies to each contribution to the Program (hereinafter defined). Contributions are 20% vested after one year of service, 40% after 2 years of service, 60% after 3 years of service, 80% after 4 years of service and 100% after 5 years of service.

          4.03. Notwithstanding the provisions of Section 4.02, the vesting percentage will be 100 if the Executive's employment terminates due to total disability. The Executive will be deemed totally disabled if, due to bodily injury occurring or mental or physical disease originating while this Agreement is in force, he is determined to be disabled based on the definition of disability as defined in the insurance policy currently in force with the Employer at the time of disability.

          4.04. Notwithstanding the provisions of Section 4.02, the vesting percentage will be 100 if the Executive's employment terminates due to a "Change in Control." A Change in Control means the occurrence of (i) a person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of
1934) becoming, directly or indirectly, the beneficial owner (as defined under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the voting shares of common stock of the Employer, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Employer (the "Board"), ceasing for any reason to constitute at least a majority of the Board unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (iii) the Employer merging or consolidating with or having its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation being owned, immediately after the transaction, by the holders of the voting stock of the Employer outstanding immediately before the transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur due to the transfer of shares of common stock of the Employer between individuals who are related within two (2) degrees of consanguinity by will, gift or trust transferred pursuant to the laws of descent and distribution of the Commonwealth of Pennsylvania or pursuant to an agreement to purchase or sell such common stock of the Employer.

          4.05. The Employer will pay any benefit payable under this Article 4 in the same installments as defined in
Article 2.02 thirty (30) days following the date of termination of employment.

          4.06. Notwithstanding anything contained herein to the contrary, if the President or his designee determines that an Executive has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Employer, or an Executive makes an unauthorized disclosure of any Employer trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Employer customer to breach a contract with the Employer or induces any principal for whom the Employer acts as agent to terminate such agency relationship, neither the Executive nor his or her estate shall be entitled to a distribution of any amounts under the Program whatsoever.

                           ARTICLE 5.

                     Hardship Distributions

          5.01. While employed by the Employer, the Executive may apply to the Program Administrator (hereinafter defined) for a hardship distribution. A hardship distribution can be made only for an unforeseeable emergency or for education for the Executive or Executive's dependents. The term "unforeseeable emergency" means a severe financial hardship to the Executive or his dependent resulting from a sudden and unexpected illness or accident, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of circumstances beyond the Executive's control. Except for hardship distributions for education expenses, no payment will be made to the extent other alternatives to relieve the hardship are reasonably available to the Executive such as the sale of assets, or other borrowings or loans.

          5.02. The maximum amount which will be applicable to the hardship distribution shall be limited to 50% of the Executive's vested Account balance at the time of distribution to a maximum of $100,000.

          5.03. The value of the Account will be reduced by any hardship distribution.

                           ARTICLE 6.

                        Claims Procedure

          6.01. The Executive or his or her beneficiary ("Claimant"), or duly authorized representative, must file a claim for benefits in writing with Nathan S. Eckhart, the Employer representative, who for purposes of this Agreement is referred to as the Program Administrator. The Employer reserves the right to change the Program Administrator from time to time, and will notify the Executive of any such change.

          6.02. If the claim is denied in whole or in part, written notice of the decision will be furnished to the Claimant within a reasonable time after receipt of the claim. The notice will be prepared in a manner calculated to be understood by the Claimant and will (1) state the specific reason or reasons for the denial, (2) refer specifically to the pertinent Program provisions on which the denial is based, (3) describe any additional material or information necessary for the Claimant to perfect a claim and an explanation as to why such material or information is necessary, and (4) provide appropriate information as to the steps to be taken by the Claimant if the Claimant wishes to submit the claim for review.

          6.03. A denied claim is appealable to the Program's Named Fiduciary for review. Allen Organ Company is the Program's Named Fiduciary. The Employer reserves the right to change the Named Fiduciary from time to time. The Claimant, or the Claimant's duly authorized representative, must request a review in writing no later than sixty (60) days after receipt of notice of denial of the claim. The Claimant, or the Claimant's duly authorized representative, may review pertinent documents and submit issues and comments in writing. The Named Fiduciary may, at his discretion, hold a hearing. The Named Fiduciary will make a written decision following receipt of the request for review. Absent special circumstances, the decision will be, made no later than sixty (60) days following receipt of the request for review. The decision on review will include specific reasons for the decision and will be written in a manner calculated to be understood by the Claimant. The decision will also include specific references to the pertinent Program provisions on which the decision is based.

                           ARTICLE 7.

                          Miscellaneous

          7.01. Neither the Executive nor any beneficiary or creditor of the Executive shall have any right of anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. In the event of an attempted assignment, alienation, sale, pledge or transfer, the Employer shall have no further liability or responsibility for the payment of benefits.

          7.02. The term "beneficiary" includes any person, trust or other entity, including the plural, last designated in writing by the Executive and filed with the Program
Administrator. The Executive may revoke or change any beneficiary designation, in whole or in part, without the beneficiary's consent.

          7.03.  The Named Fiduciary and designated Program
Administrator shall have the discretionary authority to interpret the terms of this Agreement.

          7.04. This Agreement may be amended or revoked, in whole or in part, only by the written agreement of the Employer and the Executive.

          7.05. This Agreement is binding on the parties, as well as their beneficiaries, heirs, and successors.

          7.06. This Agreement will be executed in duplicate, with one copy retained by each party. Both copies shall be considered an original copy and together shall constitute one and the same Agreement,

          7.07. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

                              ALLEN ORGAN COMPANY
                              (Employer)

Attest:                       By /s/ STEVEN MARKOWITZ
                                     Steven Markowitz

/s/ LEONARD W. HELFRICH       Title: President
Leonard W. Helfrich, Sec.

                                 /s/ DWIGHT A. BEACHAM
                                     Dwight A. Beacham (Executive)

        ENDORSEMENT SPLIT DOLLAR LIFE INSURANCE AGREEMENT


INSURER:                        John Hancock Variable Life Insurance Company

POLICY NUMBER:                  51398001

INSURED/EMPLOYEE:               DWIGHT A. BEACHAM

POLICYOWNER/CORPORATION:        ALLEN ORGAN COMPANY

EFFECTIVE DATE OF AGREEMENT:    August 1, 1999

The   respective  rights  and  duties  of  the  Corporation   and
Insured/Employee in the subject policy shall be as defined in the following numbered paragraphs, namely:

I.      DEFINITIONS

"DEATH PROCEEDS": Death Proceeds as used in this Agreement shall mean Specified Amount, described as Option 1 in the policy contract;

"CASH VALUES":  Cash Values as used in this Agreement shall mean:

For Purposes of Policy Surrender - The Cash Surrender Value, as that term is defined in the policy contract.

For Purposes Of Measuring Premium Payments And Obligations -
Accumulated Value or Policy Account Value, as that term is described in the policy contract.

"PLANNED  PERIODIC  PREMIUM":  shall  mean  that  premium   level
selected by the parties subject to the Insurer's minimum premium requirements.

II.     POLICY TITLE AND OWNERSHIP

Title and Ownership shall reside in the Corporation for its use and for the use of Insured all in accordance with this Agreement. The Corporation alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Corporation and Insured (or his assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar Policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

Notwithstanding any provision hereof to the contrary, the Corporation shall have the sole authority to direct the manner in which the Policy Account (as such term is defined in the Policy) established pursuant to the terms of the Policy shall be allocated among the various investment options from time to time available under the Policy and to change such allocation from time to time, as provided for in the Policy.

III.        BENEFICIARY DESIGNATION RIGHTS

Insured/Employee (or his assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive his share of the proceeds payable on the death of the insured but subject to any right or interest the Corporation may have in such proceeds as provided in this Agreement.

IV.     PREMIUM PAYMENT METHOD

Planned Periodic premium shall be paid annually as of the date of issue and upon each subsequent premium due date. The Corporation shall pay an amount equal to the Planned Periodic Premium due.

The Employee shall be charged with taxable income by reason of the economic benefit of the insurance protection received, as determined under Revenue Rulings 64-328, l964-2 C.B.ll and 66-ll0, l966-l C.B. l2. The Corporation shall furnish the Employee a statement on Form W-2 of his or her taxable income, including income, received under this Plan.

V.      ASSUMPTION  OF PREMIUM PAYMENT OBLIGATION  BY  THE  OTHER
        PARTY

In the event either the Corporation or Insured/Employee (or his assignee) fails to fulfill the obligation to pay premiums as contemplated in Paragraph IV., the other may freely assume such obligation in which event the rights under the policy shall be altered in the manner described in Paragraph VIII.

VI.     DIVISION OF DEATH PROCEEDS OF POLICY

The division of death proceeds of the policy, when premiums are paid in strict accord with Paragraph IV. and when insured's death occurs before the end of the grace period for any premium in default, is as follows:

     A.(1)     Prior  to  The  Insured's  reaching  age  62,   or
     retirement age, if later:
                 The Insured's Beneficiary, (or his assignee's), beneficiary(s), designated in accordance with Paragraph II., shall be entitled to a minimum of $400,000 of the policy proceeds, if available. The amount payable to the Insured/Employee's Beneficiary shall be determined annually by the President of the Company, but shall not be less than $400,000 of the policy proceeds, if available.

     A.(2)    Post  The  Insured's  attainment  of  age  62,   or
     retirement age, if later:
                 The Insured's Beneficiary, (or his assignee's), beneficiary(s), designated in accordance with Paragraph II., shall be entitled to a amount which shall be determined annually by the President of the Company.

     B. Corporation/Assignee shall be entitled to the remainder of such proceeds, less, any indebtedness determined as of the date of death.

     C. Corporation and Insured's Beneficiary (or his assignees) shall share in any interest due on the death proceeds as their respective share of the proceeds as above-defined bears to the total proceeds excluding such interest.

     D. In the event the Insured's death shall be the result of suicide within a two year period following the issuance of a life insurance policy insuring Employee's life or should Employee be found to have committed fraud in completion of the insurance application, then no death benefits shall be payable to Employee or his designated beneficiary.


VII.    DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

Division of the cash surrender value of the policy, when premiums are paid in strict accord with Paragraph IV. and when surrender occurs not later than sixty days after due date of any premium in default, are as follows:

The Corporation shall be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Corporation and any applicable policy surrender charges. Such cash value shall be determined as of the date of Surrender.

VIII.   PARTIES' RIGHTS WHERE PREMIUM PAYMENT VARIATIONS EXIST

When premiums are not paid in strict accord with Paragraph IV., division of death proceeds or net cash value of the policy, as in either case is defined in Paragraph VI. or VII., shall be as follows:

A.In  the  event the Corporation should pay less in the aggregate than the share of planned periodic premiums, as defined in Paragraph IV., then the Corporation's share of death proceeds or of the net cash value of the policy on surrender shall be decreased within the limits of such proceeds or cash value, as the case may be, by the total amount of such decreased premiums. The Insured's (or his assignee's) designated beneficiary, in the event of death, and the Insured (or his assignee), in the event of surrender, shall be entitled to any remainder of proceeds or net cash value.

B.Alternatively,  should  the  Corporation  pay   more   in   the
  aggregate than its share of premiums defined in Paragraph IV., then the Corporation's share of death proceeds or the cash value of the policy on surrender shall be increased within the limits of such proceeds or cash value, as the case may be, by the total amount of such increased share does not exceed the sum of the Corporation's premiums paid. The Insured's (or his assignee's designated beneficiary, in the event of death, and the Insured (or his assignee), in the event of surrender, shall be entitled to any remainder of cash value.

IX.     NONFORFEITURE DEATH PROCEEDS

The   Corporation's  share  of  death  proceeds  payable  on  the
Insured's death while the policy is in force under any of its non-forfeiture provisions shall be an amount equal to the excess, if any, of Corporation's share of the policy's cash value at the date of default in premium payment (such share determined in the manner prescribed in Paragraphs VI. or VIII. in relation to the facts presented) over any indebtedness against the policy at
Insured's  death.   The  designated  beneficiary(ies)  shall   be
entitled to any remainder of such proceeds.

X.      NONFORFEITURE CASH VALUE

The Corporation's share of the cash value payable on surrender of the policy while it is in force under any of its non-forfeiture provisions shall be an amount equal to the lesser of: (a) the cash value at date of surrender less any policy surrender charge, or (b) the excess, if any, of the Corporation's share of the policy's cash value in the manner prescribed in Paragraphs VII.,
VIII. of IX. in relation to the facts presented over any indebtedness on the policy at date of surrender. Insured (or his assignee) shall be entitled to any remainder of such cash value.



XI.     PREMIUM WAIVER

If the policy contains a premium waiver provision or waiver of monthly deduction, such waived amounts shall be considered for all purposes of this Agreement as having been paid by Insured (or his assignee).

XII.    RIGHTS  OF  PARTIES  WHERE POLICY  ENDOWMENT  OR  ANNUITY
        ELECTION EXISTS

In the event the subject policy involves as endowment or annuity element, the Corporation's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's net cash value. The Corporation's right and interest in endowment proceeds or in annuity benefits shall be fulfilled at the end of the endowment period or annuity deferment period under either the policy proper or under its settlement provisions. As contemplated herein, an annuity policy shall be considered to mature for its commuted value on the specific date stated in the policy on which benefits become payable or on a date elected by the Corporation pursuant to the terms of the policy.

XIII.       TERMINATION OF AGREEMENT

This Agreement shall terminate upon the occurrence of any one of the following events:

    A.  Termination  by any party upon the occurrence  of  30-day written notice to the other parties;
    B.  Termination  of  Executive's  employment  for  cause   or
        Executive's Voluntary Resignation.
    C. The Insured's (or his assignee's ) failure to pay (his/its) proportionate share of premiums, if any, as mutually-agreed upon by the Corporation and Insured under the options provided within Paragraphs IV. and V., herein.

Upon such termination, Insured (or his assignee) shall have a 90-day option to receive from the Corporation an absolute assignment of the policy in consideration of a cash payment to the Corporation, whereupon this Agreement shall terminate. Such cash payment shall be the greater of:

    A. The Corporation's share of the cash value of the policy on the date of such assignment, as defined in this Agreement;

    B. The amount of the premiums which have been paid by the Corporation prior to the date of such assignment;

Should Insured (or his assignee(s)) fail to exercise the option within the prescribed 90-day period, Corporation shall have an additional 30 day period to elect to continue the coverage in which case Insured shall transfer their respective interests to the Corporation.

Should the Corporation elect not to continue the coverage, Insured (or his assignee(s)) agrees that the subject policy will be surrendered to the Insurer and the proceeds distributed between the Corporation and the Insured (or his assignee(s)) as prescribed by Paragraphs VII, VIII or X. herein.

XIV.        INSURED OR ASSIGNEE'S ASSIGNMENT RIGHTS

Insured  (or  his  assignee) may, at  any  time,  assign  to  any individual,  trust  or other organization all  right,  title  and
interest   in  the  subject  policy  and  all  rights,   options,
privileges and duties created under this Agreement.

XV.     AGREEMENT BINDING UPON PARTIES

This Agreement shall bind the Insured and the Corporation, their heirs, successors, personal representatives and assigns.

XVI.        NAMED FIDUCIARY AND PLAN ADMINISTRATOR

Allen Organ Co. is hereby designated the "Named Fiduciary" until resignation or removal by the Board of Directors. As Named
Fiduciary, Allen Organ Co. shall be responsible for the management, control and administration of the Split Dollar plan as established herein. Allen Organ Co. may allocate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

XVII.   FUNDING

The funding policy for the Split Dollar arrangement shall be to maintain the subject policy in force by paying, when due, all premiums required.

XVIII.  AMENDMENT

The Split Dollar plan may be amended at any time and from time to time by a written instrument executed by the Insured (or his assignee(s)) and the Corporation.

XIX.    BASIS OF PREMIUM PAYMENTS AND BENEFITS

Payments to and from the Split Dollar Plan adopted herein shall be in accordance with the provisions of Paragraphs III. through X., inclusive.

XX.   CLAIMS PROCEDURE FOR LIFE INSURANCE POLICY AND SPLIT DOLLAR
    PLAN

A. Claim forms or claim information as to the subject policy can be obtained by contacting Cornerstone Advisors.

When the Named Fiduciary has a claim which may be covered under the insurance policy provisions, he or she should contact the office or the person named above who will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. The Insurer will evaluate the claim and make a decision as to payment within 90 days of the date the claim is received by the Insurer. In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial. Such notification will be made in writing within 90 days of the date the claim is received and will be transmitted through the office of person named above.

The notification will include the specific reasons for the denial as well as specific reference to the policy provisions upon which the denial is based. The Named Fiduciary will also be informed as to the steps which may be taken to have the claim denial reviewed.

A decision as to the validity of a claim will ordinarily be made within 10 working days of the date the claim is received by the Insurer. Occasionally, however, certain questions may prevent the Insurer from rendering a decision on the validity of the claim within the specific 90 day period. If this occurs, the Named Fiduciary will be notified of the reasons for the delay as well as the anticipated length of the delay, in writing and through the office or person named above. If further information or other material is required, the Named Fiduciary will be so informed.

If the Named Fiduciary is dissatisfied with the denial of the claim or the amount paid, he or she has 60 days from the date he or she receives notice of a claim denial or receipt of the amount paid to file his or her objections to the action taken by the Insurer. If the Named Fiduciary wishes to contest a claim denial, he or she should notify the person or office named above who will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the person or office named above for transmittal to the Insurer. The Insurer will review the claim denial or amount paid and render a decision on such objections. The Named Fiduciary will be informed in writing of the decision of the Insurer within 60 days of the date the claim review request is received by the Insurer. This decision will be final.

B. Once a decision has been rendered as to the distribution of proceeds under the claim procedure described above as to the policy, claims for any benefits due under the plan or the surrender of the policy may be made in writing by the Owner or the Owner's designated beneficiary and the Insured or their designated beneficiary, as the case may be, to the Named Fiduciary.

In the event a claim for benefits is wholly or partly denied or disputed, the Named Fiduciary shall, within a reasonable period of time after receipt of the claim, notify Owner or Owner's designated beneficiary and Insured or their designated beneficiary, as the case may be, of such total or partial denial or dispute, listing:

     A. The Specific reason or reasons for the denial or dispute;

     B. Specific reference to pertinent plan provisions upon which the denial or dispute is based;

     C.   A  description of any additional information  necessary
          for   the  claimant  to  perfect  the  claim   and   an
          explanation of why such material or information is necessary, and;

     D.   An explanation of the plan's review procedure.

Within 60 days of denial or notice of claim under the plan, a claimant may request, in writing, that the claim be reviewed by the Named Fiduciary in a full and fair hearing. The claimant or his duly authorized representative may, but need not, review the pertinent documents, and submit issues and comments in writing for consideration by the Named Fiduciary. A decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review. The decision shall be in writing and shall include the specific reason or reasons for the denial or dispute and specific reference to pertinent plan provisions upon which the denial or dispute is based. The Named Fiduciary shall possess and exercise discretionary authority to make determinations as to a participant's eligibility for benefits and to construe the terms of the plan. The decision of the Named Fiduciary shall be final and non-reviewable unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Corporation and the claimant.

If a claimant does not request a review of the Named Fiduciary's determination within the 60 day period specified, he or she shall be barred and estopped from challenging the Named Fiduciary.

XXI.        INSURANCE COMPANY NOT A PARTY TO AGREEMENT

The Insurer shall not be deemed a party to this Agreement but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance of its contractual obligations in accordance with the policy provisions shall fully discharge the Insurer for any and all liability.

Executed  at  Macungie, Pennsylvania, this 26th day of August, 1999.


                                Allen Organ Co. (OWNER)


/s/ NATHAN S. ECKHART          BY:/s/ STEVEN MARKOWITZ
    WITNESS                           Steven Markowitz, President



/s/ NATHAN S. ECKHART          /s/ DWIGHT A. BEACHAM
    WITNESS                        Dwight A. Beacham
                                   (INSURED/EMPLOYEE)

                      ALLEN ORGAN COMPANY
               EXECUTIVE BONUS PROGRAM AGREEMENT

          AGREEMENT, made and entered into this 1st day of August, 1999, by and between ALLEN ORGAN COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania, and having its principal place of business at 150 Locust Street, Macungie, Pennsylvania 18062 (hereinafter referred to as "Employer") and Nathan S. Eckhart, currently residing at 4935 Abbey Road, Coplay, PA 18037 (hereinafter referred to as "Executive").

                        WITNESSETH THAT:

          WHEREAS, the Employer employs the Executive in the position of Treasurer & Asst. Secretary; and

          WHEREAS, the Executive has provided valuable services to the Employer; and

          WHEREAS, the President or his designee of the Employer believe it is in the Employer's best interest to retain the Executive's services; and

          WHEREAS, the Executive wishes to enter into an agreement that will provide additional compensation in the future subject to the Executive fulfilling the terms and conditions of this agreement.

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, receipt of which both parties hereby acknowledge, the Employer and the Executive mutually agree as follows:

                           ARTICLE 1.

          Contributions/Deferred Compensation Account

          1.01. Beginning on August 1, 1999 and continuing thereafter prior to April of each year ("Contribution Date"), the Employer may credit a discretionary sum based on the decision of the President or his designee of the Employer ("Deferred Amount") to a deferred compensation account ("Account") established for the Executive.

          If the Executive shall remain in the employment of the Employer until the "Retirement Date" hereinafter defined in
Article 2.01, then in such event, he shall be entitled to receive those retirement benefits from the Employer based upon the Employer's contributions accumulated at an assumed pre-retirement interest rate, equal to the annual prime rate of interest as stated in the Wall Street Journal on December 31 of each calendar year, not to exceed 9% in any year.

          Unless otherwise elected by the Employer, no amount will be credited to the Account on or after any Contribution Date if the Executive was not employed on a full time basis during the entire period between Contribution Dates.

          If there is an extraordinary gain on the sale of an asset of the Employer, defined as a gain in excess of $500,000 per transaction, the Employer may contribute a discretionary amount to your account, determined based upon, among other things, your years of service with the Employer, your involvement with the asset sold, and any other contributing factor that the President or his designee of the Employer deem appropriate.

          1.02. Deferred amounts will be invested in such assets, including money markets, mutual funds, or single and/or joint life insurance policies, as the Employer may select from time to time. All such assets ("Account Assets") will be identified and allocated to the Account for the sole purpose of measuring the Account's value, and will remain part of the Employer's general assets and subject to the claims of the Employer's creditors. Account Assets shall be valued at their fair market value without regard to any liens, security interests or loans, except for loans used to pay benefits. Any life insurance policy will be valued at its cash surrender value until a death benefit is payable, at which point the value of the Account will be based on the death benefit received by the Employer rather than the policy's cash surrender value. In construing the preceding sentence, if a life insurance policy is subject to a split-dollar agreement, the death benefit received by the Employer shall equal the amount paid to the Employer under the split-dollar agreement.

          1.03. It is understood and agreed that the Employer will have all right, title and interest in all assets used to measure the value of the Account, and that neither the Executive nor his or her heirs, beneficiaries or creditors shall have any right, title or interest in any of the Employer's assets as a result of this Agreement, whether or not the asset is used to measure the value of the Account. The Employer is free to select the source of the payment of any benefits under this Agreement, without any obligation to use any particular asset or assets. At no time will the creditor status of the Executive, or of any person or entity claiming benefits under this Agreement, be greater than that of an unsecured general creditor of the Employer. This Agreement constitutes an unsecured promise by the Employer to pay benefits. It is the intention of the parties that, in form, substance and operation, this Agreement will constitute an "unfunded" deferred compensation program under the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

                           ARTICLE 2.

                       Retirement Benefit

          2.01. A retirement benefit will be paid upon the Executive's retirement on or after attaining age sixty-two (62).

          2.02. The Account will be paid in installments over a period of 10 years. The first installment will be made thirty
(30) days following the date of the Executive's retirement. Interest will accrue on unpaid installments equal to the annual prime rate of interest minus three percentage (3%) points on December 31st of each calendar year, not to exceed six percent (6%) in any year.

          2.03. No later than 90 days prior to retiring, the Executive may elect to have the Account paid in one of the following installment options: annual payments, quarterly payments, or monthly payments. In default of the Executive's election, the Employer will elect the form of payment.

          2.04. The amount of each installment will be calculated as follows. For the first year of retirement, the value of the Account on the date of retirement shall be divided by the number of remaining years of payment to determine the annual benefit ("Annual Benefit") for that year. On each respective yearly anniversary date of the Executive's retirement, the divisor shall be reduced by one to arrive at a particular year's Annual Benefit. The value of the Account shall be divided by the divisor so obtained in order to determine the annual Benefit for that year. As a result of this annual reduction in the divisor, the divisor for the last Annual Benefit will be one. To arrive at the amount of each installment, each year's Annual Benefit shall be divided by the number of installments for that year. Notwithstanding, the final installment payment shall equal the remaining balance of the Account.

          2.05. If the Executive dies before the Account has been paid in full, any remaining installments may either be paid in a lump sum at the option of the Employer or continue to be paid for the remainder of the installment period, to the Executive's designated beneficiary; if there is no designated beneficiary, to the Executive's estate.

                           ARTICLE 3.

                  Pre-retirement Death Benefit

          3.01. A pre-retirement death benefit will be paid if the Executive dies prior to retirement as defined in Article 2, provided the Executive is employed by the Employer at the time of death.

          3.02. The Account will be paid in a single payment or a series of payments as determined by the Employer. If the value of the Account is measured by a policy or policies insuring the Executive's life, and a death benefit is payable as a result of the Executive's death, the single payment will be made thirty
(30) days following the Employer's receipt of its share of life insurance death benefits. Otherwise, the payment(s) will begin within thirty (30) days after the Executive's death. Notwithstanding the foregoing provisions of this Section, the Employer will retain any benefit payable to the Executive's estate until the appointment of an executor or administrator.

          3.03. The provisions of Section 2.04 shall apply to the calculation of each installment, except that the value of the Account shall be calculated on the date of the Executive's death with adjustments as provided in Section 1.02 for life insurance death benefits.

          3.04. Payments made under this Article 3 shall be made to the Executive's designated beneficiary or, if there is no designated beneficiary, to the Executive's estate.

                           ARTICLE 4.

                    Termination of Employment

          4.01. If the Executive's employment terminates, other than as a result of death, prior to retirement as provided in
Article 2, the Executive's vested benefits (determined at the date of termination of employment) will be paid upon the Executive's attainment of age 62 in accordance with Article 2. If the Executive's employment terminates as a result of death, benefits will be paid under Article 3 and not this Article.

          4.02. Initial vesting is based on years of service as an Executive with the Employer. Thereafter, a five-year vesting schedule applies to each contribution to the Program (hereinafter defined). Contributions are 20% vested after one year of service, 40% after 2 years of service, 60% after 3 years of service, 80% after 4 years of service and 100% after 5 years of service.

          4.03. Notwithstanding the provisions of Section 4.02, the vesting percentage will be 100 if the Executive's employment terminates due to total disability. The Executive will be deemed totally disabled if, due to bodily injury occurring or mental or physical disease originating while this Agreement is in force, he is determined to be disabled based on the definition of disability as defined in the insurance policy currently in force with the Employer at the time of disability.

          4.04. Notwithstanding the provisions of Section 4.02, the vesting percentage will be 100 if the Executive's employment terminates due to a "Change in Control." A Change in Control means the occurrence of (i) a person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of
1934) becoming, directly or indirectly, the beneficial owner (as defined under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the voting shares of common stock of the Employer, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Employer (the "Board"), ceasing for any reason to constitute at least a majority of the Board unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (iii) the Employer merging or consolidating with or having its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation being owned, immediately after the transaction, by the holders of the voting stock of the Employer outstanding immediately before the transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur due to the transfer of shares of common stock of the Employer between individuals who are related within two (2) degrees of consanguinity by will, gift or trust transferred pursuant to the laws of descent and distribution of the Commonwealth of Pennsylvania or pursuant to an agreement to purchase or sell such common stock of the Employer.

          4.05. The Employer will pay any benefit payable under this Article 4 in the same installments as defined in
Article 2.02 thirty (30) days following the date of termination of employment.

          4.06. Notwithstanding anything contained herein to the contrary, if the President or his designee determines that an Executive has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Employer, or an Executive makes an unauthorized disclosure of any Employer trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Employer customer to breach a contract with the Employer or induces any principal for whom the Employer acts as agent to terminate such agency relationship, neither the Executive nor his or her estate shall be entitled to a distribution of any amounts under the Program whatsoever.

                           ARTICLE 5.

                     Hardship Distributions

          5.01. While employed by the Employer, the Executive may apply to the Program Administrator (hereinafter defined) for a hardship distribution. A hardship distribution can be made only for an unforeseeable emergency or for education for the Executive or Executive's dependents. The term "unforeseeable emergency" means a severe financial hardship to the Executive or his dependent resulting from a sudden and unexpected illness or accident, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of circumstances beyond the Executive's control. Except for hardship distributions for education expenses, no payment will be made to the extent other alternatives to relieve the hardship are reasonably available to the Executive such as the sale of assets, or other borrowings or loans.

          5.02. The maximum amount which will be applicable to the hardship distribution shall be limited to 50% of the Executive's vested Account balance at the time of distribution to a maximum of $100,000.

          5.03. The value of the Account will be reduced by any hardship distribution.

                           ARTICLE 6.

                        Claims Procedure

          6.01. The Executive or his or her beneficiary ("Claimant"), or duly authorized representative, must file a claim for benefits in writing with Nathan S. Eckhart, the Employer representative, who for purposes of this Agreement is referred to as the Program Administrator. The Employer reserves the right to change the Program Administrator from time to time, and will notify the Executive of any such change.

          6.02. If the claim is denied in whole or in part, written notice of the decision will be furnished to the Claimant within a reasonable time after receipt of the claim. The notice will be prepared in a manner calculated to be understood by the Claimant and will (1) state the specific reason or reasons for the denial, (2) refer specifically to the pertinent Program provisions on which the denial is based, (3) describe any additional material or information necessary for the Claimant to perfect a claim and an explanation as to why such material or information is necessary, and (4) provide appropriate information as to the steps to be taken by the Claimant if the Claimant wishes to submit the claim for review.

          6.03. A denied claim is appealable to the Program's Named Fiduciary for review. Allen Organ Company is the Program's Named Fiduciary. The Employer reserves the right to change the Named Fiduciary from time to time. The Claimant, or the Claimant's duly authorized representative, must request a review in writing no later than sixty (60) days after receipt of notice of denial of the claim. The Claimant, or the Claimant's duly authorized representative, may review pertinent documents and submit issues and comments in writing. The Named Fiduciary may, at his discretion, hold a hearing. The Named Fiduciary will make a written decision following receipt of the request for review. Absent special circumstances, the decision will be, made no later than sixty (60) days following receipt of the request for review. The decision on review will include specific reasons for the decision and will be written in a manner calculated to be understood by the Claimant. The decision will also include specific references to the pertinent Program provisions on which the decision is based.

                           ARTICLE 7.

                          Miscellaneous

          7.01. Neither the Executive nor any beneficiary or creditor of the Executive shall have any right of anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. In the event of an attempted assignment, alienation, sale, pledge or transfer, the Employer shall have no further liability or responsibility for the payment of benefits.

          7.02. The term "beneficiary" includes any person, trust or other entity, including the plural, last designated in writing by the Executive and filed with the Program
Administrator. The Executive may revoke or change any beneficiary designation, in whole or in part, without the beneficiary's consent.

          7.03.  The Named Fiduciary and designated Program
Administrator shall have the discretionary authority to interpret the terms of this Agreement.

          7.04. This Agreement may be amended or revoked, in whole or in part, only by the written agreement of the Employer and the Executive.

          7.05. This Agreement is binding on the parties, as well as their beneficiaries, heirs, and successors.

          7.06. This Agreement will be executed in duplicate, with one copy retained by each party. Both copies shall be considered an original copy and together shall constitute one and the same Agreement,

          7.07. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.


                              ALLEN ORGAN COMPANY
                              (Employer)

Attest:                       By /s/ STEVEN MARKOWITZ
                                     Steven Markowitz

/s/ LEONARD W. HELFRICH       Title: President
Leonard W. Helfrich, Sec.

                                 /s/ NATHAN S. ECKHART
                                     Nathan S. Eckhart (Executive)

        ENDORSEMENT SPLIT DOLLAR LIFE INSURANCE AGREEMENT


INSURER:                        Pacific Life Insurance Company

POLICY NUMBER:                  VP6082838-0

INSURED/EMPLOYEE:               NATHAN S. ECKHART

POLICYOWNER/CORPORATION:        ALLEN ORGAN COMPANY

EFFECTIVE DATE OF AGREEMENT:    August 1, 1999

The   respective  rights  and  duties  of  the  Corporation   and
Insured/Employee in the subject policy shall be as defined in the following numbered paragraphs, namely:

I.      DEFINITIONS

"DEATH PROCEEDS": Death Proceeds as used in this Agreement shall mean Specified Amount, described as Option 1 in the policy contract;

"CASH VALUES":  Cash Values as used in this Agreement shall mean:

For Purposes of Policy Surrender - The Cash Surrender Value, as that term is defined in the policy contract.

For Purposes Of Measuring Premium Payments And Obligations -
Accumulated Value or Policy Account Value, as that term is described in the policy contract.

"PLANNED  PERIODIC  PREMIUM":  shall  mean  that  premium   level
selected by the parties subject to the Insurer's minimum premium requirements.

II.     POLICY TITLE AND OWNERSHIP

Title and Ownership shall reside in the Corporation for its use and for the use of Insured all in accordance with this Agreement. The Corporation alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Corporation and Insured (or his assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar Policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

Notwithstanding any provision hereof to the contrary, the Corporation shall have the sole authority to direct the manner in which the Policy Account (as such term is defined in the Policy) established pursuant to the terms of the Policy shall be allocated among the various investment options from time to time available under the Policy and to change such allocation from time to time, as provided for in the Policy.

III.        BENEFICIARY DESIGNATION RIGHTS

Insured/Employee (or his assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive his share of the proceeds payable on the death of the insured but subject to any right or interest the Corporation may have in such proceeds as provided in this Agreement.

IV.     PREMIUM PAYMENT METHOD

Planned Periodic premium shall be paid annually as of the date of issue and upon each subsequent premium due date. The Corporation shall pay an amount equal to the Planned Periodic Premium due.

The Employee shall be charged with taxable income by reason of the economic benefit of the insurance protection received, as determined under Revenue Rulings 64-328, l964-2 C.B.ll and 66-ll0, l966-l C.B. l2. The Corporation shall furnish the Employee a statement on Form W-2 of his or her taxable income, including income, received under this Plan.

V.      ASSUMPTION  OF PREMIUM PAYMENT OBLIGATION  BY  THE  OTHER
        PARTY

In the event either the Corporation or Insured/Employee (or his assignee) fails to fulfill the obligation to pay premiums as contemplated in Paragraph IV., the other may freely assume such obligation in which event the rights under the policy shall be altered in the manner described in Paragraph VIII.

VI.     DIVISION OF DEATH PROCEEDS OF POLICY

The division of death proceeds of the policy, when premiums are paid in strict accord with Paragraph IV. and when insured's death occurs before the end of the grace period for any premium in default, is as follows:

     A.(1)     Prior  to  The  Insured's  reaching  age  62,   or
     retirement age, if later:
                 The Insured's Beneficiary, (or his assignee's), beneficiary(s), designated in accordance with Paragraph II., shall be entitled to a minimum of $400,000 of the policy proceeds, if available. The amount payable to the Insured/Employee's Beneficiary shall be determined annually by the President of the Company, but shall not be less than $400,000 of the policy proceeds, if available.

     A.(2)    Post  The  Insured's  attainment  of  age  62,   or
     retirement age, if later:
                 The Insured's Beneficiary, (or his assignee's), beneficiary(s), designated in accordance with Paragraph II., shall be entitled to a amount which shall be determined annually by the President of the Company.

     B. Corporation/Assignee shall be entitled to the remainder of such proceeds, less, any indebtedness determined as of the date of death.

     C. Corporation and Insured's Beneficiary (or his assignees) shall share in any interest due on the death proceeds as their respective share of the proceeds as above-defined bears to the total proceeds excluding such interest.

     D. In the event the Insured's death shall be the result of suicide within a two year period following the issuance of a life insurance policy insuring Employee's life or should Employee be found to have committed fraud in completion of the insurance application, then no death benefits shall be payable to Employee or his designated beneficiary.


VII.    DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

Division of the cash surrender value of the policy, when premiums are paid in strict accord with Paragraph IV. and when surrender occurs not later than sixty days after due date of any premium in default, are as follows:

The Corporation shall be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Corporation and any applicable policy surrender charges. Such cash value shall be determined as of the date of Surrender.

VIII.   PARTIES' RIGHTS WHERE PREMIUM PAYMENT VARIATIONS EXIST

When premiums are not paid in strict accord with Paragraph IV., division of death proceeds or net cash value of the policy, as in either case is defined in Paragraph VI. or VII., shall be as follows:

A.In  the  event the Corporation should pay less in the aggregate than the share of planned periodic premiums, as defined in Paragraph IV., then the Corporation's share of death proceeds or of the net cash value of the policy on surrender shall be decreased within the limits of such proceeds or cash value, as the case may be, by the total amount of such decreased premiums. The Insured's (or his assignee's) designated beneficiary, in the event of death, and the Insured (or his assignee), in the event of surrender, shall be entitled to any remainder of proceeds or net cash value.

B.Alternatively,  should  the  Corporation  pay   more   in   the
  aggregate than its share of premiums defined in Paragraph IV., then the Corporation's share of death proceeds or the cash value of the policy on surrender shall be increased within the limits of such proceeds or cash value, as the case may be, by the total amount of such increased share does not exceed the sum of the Corporation's premiums paid. The Insured's (or his assignee's designated beneficiary, in the event of death, and the Insured (or his assignee), in the event of surrender, shall be entitled to any remainder of cash value.

IX.     NONFORFEITURE DEATH PROCEEDS

The   Corporation's  share  of  death  proceeds  payable  on  the
Insured's death while the policy is in force under any of its non-forfeiture provisions shall be an amount equal to the excess, if any, of Corporation's share of the policy's cash value at the date of default in premium payment (such share determined in the manner prescribed in Paragraphs VI. or VIII. in relation to the facts presented) over any indebtedness against the policy at
Insured's  death.   The  designated  beneficiary(ies)  shall   be
entitled to any remainder of such proceeds.

X.      NONFORFEITURE CASH VALUE

The Corporation's share of the cash value payable on surrender of the policy while it is in force under any of its non-forfeiture provisions shall be an amount equal to the lesser of: (a) the cash value at date of surrender less any policy surrender charge, or (b) the excess, if any, of the Corporation's share of the policy's cash value in the manner prescribed in Paragraphs VII.,
VIII. of IX. in relation to the facts presented over any indebtedness on the policy at date of surrender. Insured (or his assignee) shall be entitled to any remainder of such cash value.


XI.     PREMIUM WAIVER

If the policy contains a premium waiver provision or waiver of monthly deduction, such waived amounts shall be considered for all purposes of this Agreement as having been paid by Insured (or his assignee).

XII.    RIGHTS  OF  PARTIES  WHERE POLICY  ENDOWMENT  OR  ANNUITY
        ELECTION EXISTS

In the event the subject policy involves as endowment or annuity element, the Corporation's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's net cash value. The Corporation's right and interest in endowment proceeds or in annuity benefits shall be fulfilled at the end of the endowment period or annuity deferment period under either the policy proper or under its settlement provisions. As contemplated herein, an annuity policy shall be considered to mature for its commuted value on the specific date stated in the policy on which benefits become payable or on a date elected by the Corporation pursuant to the terms of the policy.

XIII.       TERMINATION OF AGREEMENT

This Agreement shall terminate upon the occurrence of any one of the following events:

    A.  Termination  by any party upon the occurrence  of  30-day written notice to the other parties;
    B.  Termination  of  Executive's  employment  for  cause   or
        Executive's Voluntary Resignation.
    C. The Insured's (or his assignee's ) failure to pay (his/its) proportionate share of premiums, if any, as mutually-agreed upon by the Corporation and Insured under the options provided within Paragraphs IV. and V., herein.

Upon such termination, Insured (or his assignee) shall have a 90-day option to receive from the Corporation an absolute assignment of the policy in consideration of a cash payment to the Corporation, whereupon this Agreement shall terminate. Such cash payment shall be the greater of:

    A. The Corporation's share of the cash value of the policy on the date of such assignment, as defined in this Agreement;

    B. The amount of the premiums which have been paid by the Corporation prior to the date of such assignment;

Should Insured (or his assignee(s)) fail to exercise the option within the prescribed 90-day period, Corporation shall have an additional 30 day period to elect to continue the coverage in which case Insured shall transfer their respective interests to the Corporation.

Should the Corporation elect not to continue the coverage, Insured (or his assignee(s)) agrees that the subject policy will be surrendered to the Insurer and the proceeds distributed between the Corporation and the Insured (or his assignee(s)) as prescribed by Paragraphs VII, VIII or X. herein.

XIV.        INSURED OR ASSIGNEE'S ASSIGNMENT RIGHTS

Insured  (or  his  assignee) may, at  any  time,  assign  to  any individual,  trust  or other organization all  right,  title  and
interest   in  the  subject  policy  and  all  rights,   options,
privileges and duties created under this Agreement.

XV.     AGREEMENT BINDING UPON PARTIES

This Agreement shall bind the Insured and the Corporation, their heirs, successors, personal representatives and assigns.

XVI.        NAMED FIDUCIARY AND PLAN ADMINISTRATOR

Allen Organ Co. is hereby designated the "Named Fiduciary" until resignation or removal by the Board of Directors. As Named
Fiduciary, Allen Organ Co. shall be responsible for the management, control and administration of the Split Dollar plan as established herein. Allen Organ Co. may allocate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

XVII.   FUNDING

The funding policy for the Split Dollar arrangement shall be to maintain the subject policy in force by paying, when due, all premiums required.

XVIII.  AMENDMENT

The Split Dollar plan may be amended at any time and from time to time by a written instrument executed by the Insured (or his assignee(s)) and the Corporation.

XIX.    BASIS OF PREMIUM PAYMENTS AND BENEFITS

Payments to and from the Split Dollar Plan adopted herein shall be in accordance with the provisions of Paragraphs III. through X., inclusive.

XX.   CLAIMS PROCEDURE FOR LIFE INSURANCE POLICY AND SPLIT DOLLAR
    PLAN

A. Claim forms or claim information as to the subject policy can be obtained by contacting Cornerstone Advisors.

When the Named Fiduciary has a claim which may be covered under the insurance policy provisions, he or she should contact the office or the person named above who will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. The Insurer will evaluate the claim and make a decision as to payment within 90 days of the date the claim is received by the Insurer. In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial. Such notification will be made in writing within 90 days of the date the claim is received and will be transmitted through the office of person named above.

The notification will include the specific reasons for the denial as well as specific reference to the policy provisions upon which the denial is based. The Named Fiduciary will also be informed as to the steps which may be taken to have the claim denial reviewed.

A decision as to the validity of a claim will ordinarily be made within 10 working days of the date the claim is received by the Insurer. Occasionally, however, certain questions may prevent the Insurer from rendering a decision on the validity of the claim within the specific 90 day period. If this occurs, the Named Fiduciary will be notified of the reasons for the delay as well as the anticipated length of the delay, in writing and through the office or person named above. If further information or other material is required, the Named Fiduciary will be so informed.

If the Named Fiduciary is dissatisfied with the denial of the claim or the amount paid, he or she has 60 days from the date he or she receives notice of a claim denial or receipt of the amount paid to file his or her objections to the action taken by the Insurer. If the Named Fiduciary wishes to contest a claim denial, he or she should notify the person or office named above who will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the person or office named above for transmittal to the Insurer. The Insurer will review the claim denial or amount paid and render a decision on such objections. The Named Fiduciary will be informed in writing of the decision of the Insurer within 60 days of the date the claim review request is received by the Insurer. This decision will be final.

B. Once a decision has been rendered as to the distribution of proceeds under the claim procedure described above as to the policy, claims for any benefits due under the plan or the surrender of the policy may be made in writing by the Owner or the Owner's designated beneficiary and the Insured or their designated beneficiary, as the case may be, to the Named Fiduciary.

In the event a claim for benefits is wholly or partly denied or disputed, the Named Fiduciary shall, within a reasonable period of time after receipt of the claim, notify Owner or Owner's designated beneficiary and Insured or their designated beneficiary, as the case may be, of such total or partial denial or dispute, listing:

     A. The Specific reason or reasons for the denial or dispute;

     B. Specific reference to pertinent plan provisions upon which the denial or dispute is based;

     C.   A  description of any additional information  necessary
          for   the  claimant  to  perfect  the  claim   and   an
          explanation of why such material or information is necessary, and;

     D.   An explanation of the plan's review procedure.

Within 60 days of denial or notice of claim under the plan, a claimant may request, in writing, that the claim be reviewed by the Named Fiduciary in a full and fair hearing. The claimant or his duly authorized representative may, but need not, review the pertinent documents, and submit issues and comments in writing for consideration by the Named Fiduciary. A decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review. The decision shall be in writing and shall include the specific reason or reasons for the denial or dispute and specific reference to pertinent plan provisions upon which the denial or dispute is based. The Named Fiduciary shall possess and exercise discretionary authority to make determinations as to a participant's eligibility for benefits and to construe the terms of the plan. The decision of the Named Fiduciary shall be final and non-reviewable unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Corporation and the claimant.

If a claimant does not request a review of the Named Fiduciary's determination within the 60 day period specified, he or she shall be barred and estopped from challenging the Named Fiduciary.

XXI.        INSURANCE COMPANY NOT A PARTY TO AGREEMENT

The Insurer shall not be deemed a party to this Agreement but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance of its contractual obligations in accordance with the policy provisions shall fully discharge the Insurer for any and all liability.

Executed  at  Macungie, Pennsylvania, this 26th day of August, 1999.


                                Allen Organ Co. (OWNER)


/s/ NATHAN S. ECKHART          BY: /s/ STEVEN MARKOWITZ
    WITNESS                            Steven Markowitz, President



/s/ STEVEN MARKOWITZ               /s/ NATHAN S. ECKHART
    WITNESS                            Nathan S. Eckhart
                                       (INSURED/EMPLOYEE)

                      ALLEN ORGAN COMPANY
               EXECUTIVE BONUS PROGRAM AGREEMENT

          AGREEMENT, made and entered into this 1st day of August, 1999, by and between ALLEN ORGAN COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania, and having its principal place of business at 150 Locust Street, Macungie, Pennsylvania 18062 (hereinafter referred to as "Employer") and Barry J. Holben, currently residing at 3735 East View Drive, Orefield, PA 18069 (hereinafter referred to as "Executive").

                        WITNESSETH THAT:

          WHEREAS, the Employer employs the Executive in the position of Vice President of Sales; and

          WHEREAS, the Executive has provided valuable services to the Employer; and

          WHEREAS, the President or his designee of the Employer believe it is in the Employer's best interest to retain the Executive's services; and

          WHEREAS, the Executive wishes to enter into an agreement that will provide additional compensation in the future subject to the Executive fulfilling the terms and conditions of this agreement.

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, receipt of which both parties hereby acknowledge, the Employer and the Executive mutually agree as follows:

                           ARTICLE 1.

          Contributions/Deferred Compensation Account

          1.01. Beginning on August 1, 1999 and continuing thereafter prior to April of each year ("Contribution Date"), the Employer may credit a discretionary sum based on the decision of the President or his designee of the Employer ("Deferred Amount") to a deferred compensation account ("Account") established for the Executive.

          If the Executive shall remain in the employment of the Employer until the "Retirement Date" hereinafter defined in
Article 2.01, then in such event, he shall be entitled to receive those retirement benefits from the Employer based upon the Employer's contributions accumulated at an assumed pre-retirement interest rate, equal to the annual prime rate of interest as stated in the Wall Street Journal on December 31 of each calendar year, not to exceed 9% in any year.

          Unless otherwise elected by the Employer, no amount will be credited to the Account on or after any Contribution Date if the Executive was not employed on a full time basis during the entire period between Contribution Dates.

          If there is an extraordinary gain on the sale of an asset of the Employer, defined as a gain in excess of $500,000 per transaction, the Employer may contribute a discretionary amount to your account, determined based upon, among other things, your years of service with the Employer, your involvement with the asset sold, and any other contributing factor that the President or his designee of the Employer deem appropriate.

          1.02. Deferred amounts will be invested in such assets, including money markets, mutual funds, or single and/or joint life insurance policies, as the Employer may select from time to time. All such assets ("Account Assets") will be identified and allocated to the Account for the sole purpose of measuring the Account's value, and will remain part of the Employer's general assets and subject to the claims of the Employer's creditors. Account Assets shall be valued at their fair market value without regard to any liens, security interests or loans, except for loans used to pay benefits. Any life insurance policy will be valued at its cash surrender value until a death benefit is payable, at which point the value of the Account will be based on the death benefit received by the Employer rather than the policy's cash surrender value. In construing the preceding sentence, if a life insurance policy is subject to a split-dollar agreement, the death benefit received by the Employer shall equal the amount paid to the Employer under the split-dollar agreement.

          1.03. It is understood and agreed that the Employer will have all right, title and interest in all assets used to measure the value of the Account, and that neither the Executive nor his or her heirs, beneficiaries or creditors shall have any right, title or interest in any of the Employer's assets as a result of this Agreement, whether or not the asset is used to measure the value of the Account. The Employer is free to select the source of the payment of any benefits under this Agreement, without any obligation to use any particular asset or assets. At no time will the creditor status of the Executive, or of any person or entity claiming benefits under this Agreement, be greater than that of an unsecured general creditor of the Employer. This Agreement constitutes an unsecured promise by the Employer to pay benefits. It is the intention of the parties that, in form, substance and operation, this Agreement will constitute an "unfunded" deferred compensation program under the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

                           ARTICLE 2.

                       Retirement Benefit

          2.01. A retirement benefit will be paid upon the Executive's retirement on or after attaining age sixty-two (62).

          2.02. The Account will be paid in installments over a period of 10 years. The first installment will be made thirty
(30) days following the date of the Executive's retirement. Interest will accrue on unpaid installments equal to the annual prime rate of interest minus three percentage (3%) points on December 31st of each calendar year, not to exceed six percent (6%) in any year.

          2.03. No later than 90 days prior to retiring, the Executive may elect to have the Account paid in one of the following installment options: annual payments, quarterly payments, or monthly payments. In default of the Executive's election, the Employer will elect the form of payment.

          2.04. The amount of each installment will be calculated as follows. For the first year of retirement, the value of the Account on the date of retirement shall be divided by the number of remaining years of payment to determine the annual benefit ("Annual Benefit") for that year. On each respective yearly anniversary date of the Executive's retirement, the divisor shall be reduced by one to arrive at a particular year's Annual Benefit. The value of the Account shall be divided by the divisor so obtained in order to determine the annual Benefit for that year. As a result of this annual reduction in the divisor, the divisor for the last Annual Benefit will be one. To arrive at the amount of each installment, each year's Annual Benefit shall be divided by the number of installments for that year. Notwithstanding, the final installment payment shall equal the remaining balance of the Account.

          2.05. If the Executive dies before the Account has been paid in full, any remaining installments may either be paid in a lump sum at the option of the Employer or continue to be paid for the remainder of the installment period, to the Executive's designated beneficiary; if there is no designated beneficiary, to the Executive's estate.

                           ARTICLE 3.

                  Pre-retirement Death Benefit

          3.01. A pre-retirement death benefit will be paid if the Executive dies prior to retirement as defined in Article 2, provided the Executive is employed by the Employer at the time of death.

          3.02. The Account will be paid in a single payment or a series of payments as determined by the Employer. If the value of the Account is measured by a policy or policies insuring the Executive's life, and a death benefit is payable as a result of the Executive's death, the single payment will be made thirty
(30) days following the Employer's receipt of its share of life insurance death benefits. Otherwise, the payment(s) will begin within thirty (30) days after the Executive's death. Notwithstanding the foregoing provisions of this Section, the Employer will retain any benefit payable to the Executive's estate until the appointment of an executor or administrator.

          3.03. The provisions of Section 2.04 shall apply to the calculation of each installment, except that the value of the Account shall be calculated on the date of the Executive's death with adjustments as provided in Section 1.02 for life insurance death benefits.

          3.04. Payments made under this Article 3 shall be made to the Executive's designated beneficiary or, if there is no designated beneficiary, to the Executive's estate.

                           ARTICLE 4.

                    Termination of Employment

          4.01. If the Executive's employment terminates, other than as a result of death, prior to retirement as provided in
Article 2, the Executive's vested benefits (determined at the date of termination of employment) will be paid upon the Executive's attainment of age 62 in accordance with Article 2. If the Executive's employment terminates as a result of death, benefits will be paid under Article 3 and not this Article.

          4.02. Initial vesting is based on years of service as an Executive with the Employer. Thereafter, a five-year vesting schedule applies to each contribution to the Program (hereinafter defined). Contributions are 20% vested after one year of service, 40% after 2 years of service, 60% after 3 years of service, 80% after 4 years of service and 100% after 5 years of service.

          4.03. Notwithstanding the provisions of Section 4.02, the vesting percentage will be 100 if the Executive's employment terminates due to total disability. The Executive will be deemed totally disabled if, due to bodily injury occurring or mental or physical disease originating while this Agreement is in force, he is determined to be disabled based on the definition of disability as defined in the insurance policy currently in force with the Employer at the time of disability.

          4.04. Notwithstanding the provisions of Section 4.02, the vesting percentage will be 100 if the Executive's employment terminates due to a "Change in Control." A Change in Control means the occurrence of (i) a person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of
1934) becoming, directly or indirectly, the beneficial owner (as defined under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the voting shares of common stock of the Employer, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Employer (the "Board"), ceasing for any reason to constitute at least a majority of the Board unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (iii) the Employer merging or consolidating with or having its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation being owned, immediately after the transaction, by the holders of the voting stock of the Employer outstanding immediately before the transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur due to the transfer of shares of common stock of the Employer between individuals who are related within two (2) degrees of consanguinity by will, gift or trust transferred pursuant to the laws of descent and distribution of the Commonwealth of Pennsylvania or pursuant to an agreement to purchase or sell such common stock of the Employer.

          4.05. The Employer will pay any benefit payable under this Article 4 in the same installments as defined in
Article 2.02 thirty (30) days following the date of termination of employment.

          4.06. Notwithstanding anything contained herein to the contrary, if the President or his designee determines that an Executive has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Employer, or an Executive makes an unauthorized disclosure of any Employer trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Employer customer to breach a contract with the Employer or induces any principal for whom the Employer acts as agent to terminate such agency relationship, neither the Executive nor his or her estate shall be entitled to a distribution of any amounts under the Program whatsoever.

                           ARTICLE 5.

                     Hardship Distributions

          5.01. While employed by the Employer, the Executive may apply to the Program Administrator (hereinafter defined) for a hardship distribution. A hardship distribution can be made only for an unforeseeable emergency or for education for the Executive or Executive's dependents. The term "unforeseeable emergency" means a severe financial hardship to the Executive or his dependent resulting from a sudden and unexpected illness or accident, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of circumstances beyond the Executive's control. Except for hardship distributions for education expenses, no payment will be made to the extent other alternatives to relieve the hardship are reasonably available to the Executive such as the sale of assets, or other borrowings or loans.

          5.02. The maximum amount which will be applicable to the hardship distribution shall be limited to 50% of the Executive's vested Account balance at the time of distribution to a maximum of $100,000.

          5.03. The value of the Account will be reduced by any hardship distribution.

                           ARTICLE 6.

                        Claims Procedure

          6.01. The Executive or his or her beneficiary ("Claimant"), or duly authorized representative, must file a claim for benefits in writing with Nathan S. Eckhart, the Employer representative, who for purposes of this Agreement is referred to as the Program Administrator. The Employer reserves the right to change the Program Administrator from time to time, and will notify the Executive of any such change.

          6.02. If the claim is denied in whole or in part, written notice of the decision will be furnished to the Claimant within a reasonable time after receipt of the claim. The notice will be prepared in a manner calculated to be understood by the Claimant and will (1) state the specific reason or reasons for the denial, (2) refer specifically to the pertinent Program provisions on which the denial is based, (3) describe any additional material or information necessary for the Claimant to perfect a claim and an explanation as to why such material or information is necessary, and (4) provide appropriate information as to the steps to be taken by the Claimant if the Claimant wishes to submit the claim for review.

          6.03. A denied claim is appealable to the Program's Named Fiduciary for review. Allen Organ Company is the Program's Named Fiduciary. The Employer reserves the right to change the Named Fiduciary from time to time. The Claimant, or the Claimant's duly authorized representative, must request a review in writing no later than sixty (60) days after receipt of notice of denial of the claim. The Claimant, or the Claimant's duly authorized representative, may review pertinent documents and submit issues and comments in writing. The Named Fiduciary may, at his discretion, hold a hearing. The Named Fiduciary will make a written decision following receipt of the request for review. Absent special circumstances, the decision will be, made no later than sixty (60) days following receipt of the request for review. The decision on review will include specific reasons for the decision and will be written in a manner calculated to be understood by the Claimant. The decision will also include specific references to the pertinent Program provisions on which the decision is based.

                           ARTICLE 7.

                          Miscellaneous

          7.01. Neither the Executive nor any beneficiary or creditor of the Executive shall have any right of anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. In the event of an attempted assignment, alienation, sale, pledge or transfer, the Employer shall have no further liability or responsibility for the payment of benefits.

          7.02. The term "beneficiary" includes any person, trust or other entity, including the plural, last designated in writing by the Executive and filed with the Program
Administrator. The Executive may revoke or change any beneficiary designation, in whole or in part, without the beneficiary's consent.

          7.03.  The Named Fiduciary and designated Program
Administrator shall have the discretionary authority to interpret the terms of this Agreement.

          7.04. This Agreement may be amended or revoked, in whole or in part, only by the written agreement of the Employer and the Executive.

          7.05. This Agreement is binding on the parties, as well as their beneficiaries, heirs, and successors.

          7.06. This Agreement will be executed in duplicate, with one copy retained by each party. Both copies shall be considered an original copy and together shall constitute one and the same Agreement,

          7.07. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.


                               ALLEN ORGAN COMPANY
                               (Employer)

Attest:                       By /s/ STEVEN MARKOWITZ
                                     Steven Markowitz

/s/ LEONARD W. HELFRICH       Title:  President
Leonard W. Helfrich, Sec.

                              /s/ BARRY J. HOLBEN
                                  Barry J. Holben (Executive)

        ENDORSEMENT SPLIT DOLLAR LIFE INSURANCE AGREEMENT


INSURER:                       Pacific Life Insurance Company


POLICY NUMBER:                 VP6082839-0

INSURED/EMPLOYEE:              BARRY J. HOLBEN

POLICYOWNER/CORPORATION:       ALLEN ORGAN COMPANY

EFFECTIVE DATE OF AGREEMENT:   August 1, 1999

The   respective  rights  and  duties  of  the  Corporation   and
Insured/Employee in the subject policy shall be as defined in the following numbered paragraphs, namely:

I.      DEFINITIONS

"DEATH PROCEEDS": Death Proceeds as used in this Agreement shall mean Specified Amount, described as Option 1 in the policy contract;

"CASH VALUES":  Cash Values as used in this Agreement shall mean:

For Purposes of Policy Surrender - The Cash Surrender Value, as that term is defined in the policy contract.

For Purposes Of Measuring Premium Payments And Obligations -
Accumulated Value or Policy Account Value, as that term is described in the policy contract.

"PLANNED  PERIODIC  PREMIUM":  shall  mean  that  premium   level
selected by the parties subject to the Insurer's minimum premium requirements.

II.     POLICY TITLE AND OWNERSHIP

Title and Ownership shall reside in the Corporation for its use and for the use of Insured all in accordance with this Agreement. The Corporation alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Corporation and Insured (or his assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar Policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

Notwithstanding any provision hereof to the contrary, the Corporation shall have the sole authority to direct the manner in which the Policy Account (as such term is defined in the Policy) established pursuant to the terms of the Policy shall be allocated among the various investment options from time to time available under the Policy and to change such allocation from time to time, as provided for in the Policy.

III.        BENEFICIARY DESIGNATION RIGHTS

Insured/Employee (or his assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive his share of the proceeds payable on the death of the insured but subject to any right or interest the Corporation may have in such proceeds as provided in this Agreement.

IV.     PREMIUM PAYMENT METHOD

Planned Periodic premium shall be paid annually as of the date of issue and upon each subsequent premium due date. The Corporation shall pay an amount equal to the Planned Periodic Premium due.

The Employee shall be charged with taxable income by reason of the economic benefit of the insurance protection received, as determined under Revenue Rulings 64-328, l964-2 C.B.ll and 66-ll0, l966-l C.B. l2. The Corporation shall furnish the Employee a statement on Form W-2 of his or her taxable income, including income, received under this Plan.

V.      ASSUMPTION  OF PREMIUM PAYMENT OBLIGATION  BY  THE  OTHER
        PARTY

In the event either the Corporation or Insured/Employee (or his assignee) fails to fulfill the obligation to pay premiums as contemplated in Paragraph IV., the other may freely assume such obligation in which event the rights under the policy shall be altered in the manner described in Paragraph VIII.

VI.     DIVISION OF DEATH PROCEEDS OF POLICY

The division of death proceeds of the policy, when premiums are paid in strict accord with Paragraph IV. and when insured's death occurs before the end of the grace period for any premium in default, is as follows:

     A.(1)     Prior  to  The  Insured's  reaching  age  62,   or
     retirement age, if later:
                 The Insured's Beneficiary, (or his assignee's), beneficiary(s), designated in accordance with Paragraph II., shall be entitled to a minimum of $400,000 of the policy proceeds, if available. The amount payable to the Insured/Employee's Beneficiary shall be determined annually by the President of the Company, but shall not be less than $400,000 of the policy proceeds, if available.

     A.(2)    Post  The  Insured's  attainment  of  age  62,   or
     retirement age, if later:
                 The Insured's Beneficiary, (or his assignee's), beneficiary(s), designated in accordance with Paragraph II., shall be entitled to a amount which shall be determined annually by the President of the Company.

     B. Corporation/Assignee shall be entitled to the remainder of such proceeds, less, any indebtedness determined as of the date of death.

     C. Corporation and Insured's Beneficiary (or his assignees) shall share in any interest due on the death proceeds as their respective share of the proceeds as above-defined bears to the total proceeds excluding such interest.

     D. In the event the Insured's death shall be the result of suicide within a two year period following the issuance of a life insurance policy insuring Employee's life or should Employee be found to have committed fraud in completion of the insurance application, then no death benefits shall be payable to Employee or his designated beneficiary.


VII.    DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

Division of the cash surrender value of the policy, when premiums are paid in strict accord with Paragraph IV. and when surrender occurs not later than sixty days after due date of any premium in default, are as follows:

The Corporation shall be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Corporation and any applicable policy surrender charges. Such cash value shall be determined as of the date of Surrender.

VIII.   PARTIES' RIGHTS WHERE PREMIUM PAYMENT VARIATIONS EXIST

When premiums are not paid in strict accord with Paragraph IV., division of death proceeds or net cash value of the policy, as in either case is defined in Paragraph VI. or VII., shall be as follows:

A.In  the  event the Corporation should pay less in the aggregate than the share of planned periodic premiums, as defined in Paragraph IV., then the Corporation's share of death proceeds or of the net cash value of the policy on surrender shall be decreased within the limits of such proceeds or cash value, as the case may be, by the total amount of such decreased premiums. The Insured's (or his assignee's) designated beneficiary, in the event of death, and the Insured (or his assignee), in the event of surrender, shall be entitled to any remainder of proceeds or net cash value.

B.Alternatively,  should  the  Corporation  pay   more   in   the
  aggregate than its share of premiums defined in Paragraph IV., then the Corporation's share of death proceeds or the cash value of the policy on surrender shall be increased within the limits of such proceeds or cash value, as the case may be, by the total amount of such increased share does not exceed the sum of the Corporation's premiums paid. The Insured's (or his assignee's designated beneficiary, in the event of death, and the Insured (or his assignee), in the event of surrender, shall be entitled to any remainder of cash value.

IX.     NONFORFEITURE DEATH PROCEEDS

The   Corporation's  share  of  death  proceeds  payable  on  the
Insured's death while the policy is in force under any of its non-forfeiture provisions shall be an amount equal to the excess, if any, of Corporation's share of the policy's cash value at the date of default in premium payment (such share determined in the manner prescribed in Paragraphs VI. or VIII. in relation to the facts presented) over any indebtedness against the policy at
Insured's  death.   The  designated  beneficiary(ies)  shall   be
entitled to any remainder of such proceeds.

X.      NONFORFEITURE CASH VALUE

The Corporation's share of the cash value payable on surrender of the policy while it is in force under any of its non-forfeiture provisions shall be an amount equal to the lesser of: (a) the cash value at date of surrender less any policy surrender charge, or (b) the excess, if any, of the Corporation's share of the policy's cash value in the manner prescribed in Paragraphs VII.,
VIII. of IX. in relation to the facts presented over any indebtedness on the policy at date of surrender. Insured (or his assignee) shall be entitled to any remainder of such cash value.



XI.     PREMIUM WAIVER

If the policy contains a premium waiver provision or waiver of monthly deduction, such waived amounts shall be considered for all purposes of this Agreement as having been paid by Insured (or his assignee).

XII.    RIGHTS  OF  PARTIES  WHERE POLICY  ENDOWMENT  OR  ANNUITY
        ELECTION EXISTS

In the event the subject policy involves as endowment or annuity element, the Corporation's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's net cash value. The Corporation's right and interest in endowment proceeds or in annuity benefits shall be fulfilled at the end of the endowment period or annuity deferment period under either the policy proper or under its settlement provisions. As contemplated herein, an annuity policy shall be considered to mature for its commuted value on the specific date stated in the policy on which benefits become payable or on a date elected by the Corporation pursuant to the terms of the policy.

XIII.       TERMINATION OF AGREEMENT

This Agreement shall terminate upon the occurrence of any one of the following events:

    A.  Termination  by any party upon the occurrence  of  30-day written notice to the other parties;
    B.  Termination  of  Executive's  employment  for  cause   or
        Executive's Voluntary Resignation.
    C. The Insured's (or his assignee's ) failure to pay (his/its) proportionate share of premiums, if any, as mutually-agreed upon by the Corporation and Insured under the options provided within Paragraphs IV. and V., herein.

Upon such termination, Insured (or his assignee) shall have a 90-day option to receive from the Corporation an absolute assignment of the policy in consideration of a cash payment to the Corporation, whereupon this Agreement shall terminate. Such cash payment shall be the greater of:

    A. The Corporation's share of the cash value of the policy on the date of such assignment, as defined in this Agreement;

    B. The amount of the premiums which have been paid by the Corporation prior to the date of such assignment;

Should Insured (or his assignee(s)) fail to exercise the option within the prescribed 90-day period, Corporation shall have an additional 30 day period to elect to continue the coverage in which case Insured shall transfer their respective interests to the Corporation.

Should the Corporation elect not to continue the coverage, Insured (or his assignee(s)) agrees that the subject policy will be surrendered to the Insurer and the proceeds distributed between the Corporation and the Insured (or his assignee(s)) as prescribed by Paragraphs VII, VIII or X. herein.

XIV.        INSURED OR ASSIGNEE'S ASSIGNMENT RIGHTS

Insured  (or  his  assignee) may, at  any  time,  assign  to  any individual,  trust  or other organization all  right,  title  and
interest   in  the  subject  policy  and  all  rights,   options,
privileges and duties created under this Agreement.

XV.     AGREEMENT BINDING UPON PARTIES

This Agreement shall bind the Insured and the Corporation, their heirs, successors, personal representatives and assigns.

XVI.        NAMED FIDUCIARY AND PLAN ADMINISTRATOR

Allen Organ Co. is hereby designated the "Named Fiduciary" until resignation or removal by the Board of Directors. As Named
Fiduciary, Allen Organ Co. shall be responsible for the management, control and administration of the Split Dollar plan as established herein. Allen Organ Co. may allocate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

XVII.   FUNDING

The funding policy for the Split Dollar arrangement shall be to maintain the subject policy in force by paying, when due, all premiums required.

XVIII.  AMENDMENT

The Split Dollar plan may be amended at any time and from time to time by a written instrument executed by the Insured (or his assignee(s)) and the Corporation.

XIX.    BASIS OF PREMIUM PAYMENTS AND BENEFITS

Payments to and from the Split Dollar Plan adopted herein shall be in accordance with the provisions of Paragraphs III. through X., inclusive.

XX.   CLAIMS PROCEDURE FOR LIFE INSURANCE POLICY AND SPLIT DOLLAR
    PLAN

A. Claim forms or claim information as to the subject policy can be obtained by contacting Cornerstone Advisors.

When the Named Fiduciary has a claim which may be covered under the insurance policy provisions, he or she should contact the office or the person named above who will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. The Insurer will evaluate the claim and make a decision as to payment within 90 days of the date the claim is received by the Insurer. In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial. Such notification will be made in writing within 90 days of the date the claim is received and will be transmitted through the office of person named above.

The notification will include the specific reasons for the denial as well as specific reference to the policy provisions upon which the denial is based. The Named Fiduciary will also be informed as to the steps which may be taken to have the claim denial reviewed.

A decision as to the validity of a claim will ordinarily be made within 10 working days of the date the claim is received by the Insurer. Occasionally, however, certain questions may prevent the Insurer from rendering a decision on the validity of the claim within the specific 90 day period. If this occurs, the Named Fiduciary will be notified of the reasons for the delay as well as the anticipated length of the delay, in writing and through the office or person named above. If further information or other material is required, the Named Fiduciary will be so informed.

If the Named Fiduciary is dissatisfied with the denial of the claim or the amount paid, he or she has 60 days from the date he or she receives notice of a claim denial or receipt of the amount paid to file his or her objections to the action taken by the Insurer. If the Named Fiduciary wishes to contest a claim denial, he or she should notify the person or office named above who will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the person or office named above for transmittal to the Insurer. The Insurer will review the claim denial or amount paid and render a decision on such objections. The Named Fiduciary will be informed in writing of the decision of the Insurer within 60 days of the date the claim review request is received by the Insurer. This decision will be final.

B. Once a decision has been rendered as to the distribution of proceeds under the claim procedure described above as to the policy, claims for any benefits due under the plan or the surrender of the policy may be made in writing by the Owner or the Owner's designated beneficiary and the Insured or their designated beneficiary, as the case may be, to the Named Fiduciary.

In the event a claim for benefits is wholly or partly denied or disputed, the Named Fiduciary shall, within a reasonable period of time after receipt of the claim, notify Owner or Owner's designated beneficiary and Insured or their designated beneficiary, as the case may be, of such total or partial denial or dispute, listing:

     A. The Specific reason or reasons for the denial or dispute;

     B. Specific reference to pertinent plan provisions upon which the denial or dispute is based;

     C.   A  description of any additional information  necessary
          for   the  claimant  to  perfect  the  claim   and   an
          explanation of why such material or information is necessary, and;

     D.   An explanation of the plan's review procedure.

Within 60 days of denial or notice of claim under the plan, a claimant may request, in writing, that the claim be reviewed by the Named Fiduciary in a full and fair hearing. The claimant or his duly authorized representative may, but need not, review the pertinent documents, and submit issues and comments in writing for consideration by the Named Fiduciary. A decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review. The decision shall be in writing and shall include the specific reason or reasons for the denial or dispute and specific reference to pertinent plan provisions upon which the denial or dispute is based. The Named Fiduciary shall possess and exercise discretionary authority to make determinations as to a participant's eligibility for benefits and to construe the terms of the plan. The decision of the Named Fiduciary shall be final and non-reviewable unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Corporation and the claimant.

If a claimant does not request a review of the Named Fiduciary's determination within the 60 day period specified, he or she shall be barred and estopped from challenging the Named Fiduciary.

XXI.        INSURANCE COMPANY NOT A PARTY TO AGREEMENT

The Insurer shall not be deemed a party to this Agreement but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance of its contractual obligations in accordance with the policy provisions shall fully discharge the Insurer for any and all liability.

Executed  at Macungie, Pennsylvania, this 26th day of August, 1999.


                                            Allen Organ Co.
                                            (OWNER)

/s/ NATHAN S. ECKHART                BY: /s/ STEVEN MARKOWITZ
    WITNESS                                  Steven Markowitz, President



/s/ NATHAN S. ECKHART                    /s/ BARRY J. HOLBEN
    WITNESS                                  Barry J. Holben
                                            (INSURED/EMPLOYEE)